                                 CERTIFICATIONS

     I, Jeffrey C. Baker, Principal Executive Officer of DGHM Investment Trust,
certify that:

    1. I have reviewed this report on Form N-CSR of the DGHM Investment Trust;

    2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

    3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this report,  fairly present in all material respects the financial condition, results of operations,  changes in net assets, and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

    4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Rule 30a-3(c) under the  Investment  Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial  reporting  that occurred  during the second fiscal quarter of the period covered by this report that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's  internal control over financial  reporting; and

    5. The registrant's other certifying officer(s) and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize, and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: June 15, 2010

/s/ Jeffrey C. Baker
--------------------
Jeffrey C. Baker
Principal Executive Officer

                                 CERTIFICATIONS

     I, Thomas F. Gibson, Principal Financial Officer of DGHM Investment Trust,
certify that:

    1. I have reviewed this report on Form N-CSR of the DGHM Investment Trust;

    2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

    3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this report,  fairly present in all material respects the financial condition, results of operations,  changes in net assets, and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

    4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Rule 30a-3(c) under the  Investment  Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed  in this  report  any  change in the  registrant's  internal control over financial  reporting  that occurred  during the second fiscal quarter of the period covered by this report that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's  internal control over financial  reporting; and

    5. The registrant's other certifying officer(s) and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize, and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: June 15, 2010

/s/ Thomas F. Gibson
--------------------
Thomas F. Gibson
Principal Financial Officer